Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Based on my knowledge, I, Andrew Anagnost, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Autodesk, Inc. on Form 10-K for the annual period ended January 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Autodesk, Inc.

/s/ ANDREW ANAGNOST
Andrew Anagnost
Co-CEO, Chief Marketing Officer and SVP, BSM (Principal Executive Officer)
March 21, 2017

Based on my knowledge, I, Amar Hanspal, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Autodesk, Inc. on Form 10-K for the annual period ended January 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Autodesk, Inc.

/s/ AMAR HANSPAL
Amar Hanspal
Co-CEO, Chief Product Officer and SVP, PDG (Principal Executive Officer)
March 21, 2017

Based on my knowledge, I, R. Scott Herren, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Autodesk, Inc. on Form 10-K for the annual period ended January 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Autodesk, Inc.

/s/ R. SCOTT HERREN
R. Scott Herren
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)
March 21, 2017